UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 29, 2021 (March 26, 2021)

1847 GOEDEKER INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39418	83-3713938
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13850 Manchester Rd., Ballwin, MO	63011
(Address of principal executive offices)	(Zip Code)

888-768-1710
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	GOED	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

On March 26, 2021, the Board of Directors of 1847 Goedeker Inc. (the “Company”), upon recommendation of the Audit Committee and following discussions with management, determined that the following previously issued financial statements should no longer be relied upon:

●	the Company’s financial statements for the year ended December 31, 2019;

●	the Company’s financial statements for the quarters ended June 30, 2020 and 2019 that were included in the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2020; and

●	the Company’s financial statements for the quarters ended September 30, 2020 and 2019 that were included in the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2020.

The conclusion was based on the discovery that the previously issued financial statements should be revised to reflect the modification of a sales tax liability and for purchase accounting adjustments as follows:

(1)	Like many other companies that sell their products almost exclusively online, the Company concluded that it should accrue a liability for potential sales taxes that might be payable to the states in which it sells its products as a result of the Supreme Court’s 2018 decision in South Dakota v. Wayfair, Inc., which provided that states may require remote sellers to collect sales tax under certain circumstances. Accordingly, the Company’s financial statements for the year ended December 31, 2019 will be revised to accrue a liability of $2,910,200, representing a potential liability for sales taxes and penalties of $2,808,000 and interest expense of $102,200.

(2)	The Company determined that it should adjust the fair value of the ownership interests in the Company’s prior parent company, 1847 Goedeker Holdco Inc., that were transferred to the seller and the value of liabilities assumed in its April 5, 2019 acquisition of all of the assets of Goedeker Television Co., resulting in a $372,063 reduction in goodwill, a $192,542 reduction in additional paid in capital, and $179,521 reduction in liabilities assumed for the year ended December 31, 2019, which was recognized as a general and administrative expense.

The Audit Committee discussed these matters with the Company’s independent auditors, Friedman LLP, and determined that the effect of such errors were material. As a result, the Company has decided to restate its financial statements for the year ended December 31, 2019, for the quarters ended June 30, 2020 and 2019 included in the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2020 and for the quarters ended September 30, 2020 and 2019 included in the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2020. The financial statements noted above should no longer be relied upon. Similarly, related reports, press releases, earnings releases, and investor communications describing the Company’s financial statements for these periods should no longer be relied upon.

The restatement of the Company’s financial statements for the year ended December 31, 2019 will be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2020.

The Company will file amendments to its Quarterly Reports on Form 10-Q for the quarters ended June 30, 2020 and September 30, 2020 in which the financial statements for the quarters ended June 30, 2020 and 2019 and for the quarters ended September 30, 2020 and 2019, respectively, and will be restated.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 29, 2021	1847 GOEDEKER INC.

/s/ Douglas T. Moore
Name: Douglas T. Moore
Title: Chief Executive Officer

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